Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long MSTR ETF (MSTX)

Defiance Daily Target 2X Long AVGO ETF (AVGX)

Defiance Daily Target 2X Long SMCI ETF (SMCX)

 listed on The Nasdaq Stock Market, LLC

 Defiance Daily Target 2X Long LLY ETF (LLYX)

Defiance Daily Target 2X Long NVO ETF (NVOX)

listed on NYSE Arca Inc.

January 6, 2025

Supplement to the Summary Prospectus and Statutory Prospectus, each dated October 30, 2024, as previously supplemented

Effective immediately, the following disclosure is added to each Fund’s principal investment strategy disclosures:

While swap contracts are generally considered an efficient and effective means of obtaining daily 2x exposure to the Underlying Security, the Fund may also use option contracts as part of its investment strategy. In situations where swap availability is constrained, the Fund may rely more heavily on option contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2x objective.

Please retain this Supplement for future reference.